UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act, of 1934

Date of Report (Date of earliest event reported) June 24 , 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 2005, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2005-RS6)

Residential Asset Mortgage Products, Inc. (Exact name of registrant as specified in its charter)
DELAWARE (State or Other Jurisdiction of Incorporation)	333-117232 (Commission File Number)		41-1955181 (I.R.S. Employer Identification No.)
8400 Normandale Lake Blvd. Suite 250 Minneapolis, Minnesota (Address of Principal Executive Offices)		55437 (Zip Code)

Registrant's telephone number, including area code, is (952) 857-7000

Item 8.01. Other Events.

On July 1, 2005, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RS6 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, N.A., as Trustee.

In connection with the sale of the Series 2005-RS6 (the "Underwritten Certificates"), the Registrant has been advised by Credit Suisse First Boston LLC and Residential Funding Securities Corporation; (collectively, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-117232, which Computational Materials are being filed electronically as exhibits to this report.

The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 9.01. Financial Statements. Pro Forma Financial Information and Exhibits

    Financial Statements.

    Not applicable.

    Pro Forma Financial Information.

    Not applicable.

    Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99	Computational Materials
2	99	Collateral - Loan Level Tape

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
By: /s/ Joseph Orning
Name: Joseph Orning
Title: Vice President

Dated: June 24, 2005